UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      September 9, 2005 (September 6, 2005)
                Date of Report (Date of earliest event reported)

                  -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                        1-4141                     13-1890974
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement.

         Executive Employment Agreement with Eric Claus

         On July 22, 2005, The Great Atlantic & Pacific Tea Company, Inc. (the "Company") filed a Form 8-K, which indicated that effective August 15, 2005, the Company would promote Mr. Eric Claus from President of The Great Atlantic & Pacific Tea Company of Canada Limited ("A&P Canada"), to President and Chief Executive Officer of the Company. In the Form 8-K, the Company indicated that in conjunction with Mr. Claus' promotion, it would enter into a new employment agreement with Mr. Claus, which would supersede the Executive Employment Agreement dated November 11, 2002, between Mr. Claus and A&P Canada (the "Canadian Agreement"). On September 8, 2005, the Company executed the new employment agreement with Mr. Claus (the "Claus Employment Agreement").

         Under the Claus Employment Agreement, Mr. Claus shall serve as President and Chief Executive Officer of the Company, reporting directly to Christian Haub, Executive Chairman of the Company. The initial term of the Claus Employment Agreement shall terminate on August 14, 2008, after which it shall renew automatically for successive twelve (12) month periods, unless either party gives notice of non-renewal at least six (6) months prior to the date on which the applicable term would otherwise terminate. Mr. Claus will receive a base salary of $550,000 and will be eligible for a cash bonus, if he and the Company meet certain performance targets, of up to 200% of his base salary. The Claus Employment Agreement contains the following additional benefits: (i) a signing bonus of $800,000, (ii) a grant of 150,000 restricted stock units pursuant to the Company's 2005 Turnaround Incentive Compensation Plan, (iii) continued participation in the Company's Supplemental Retirement Plan and in all other employee benefit plans and programs from time to time in effect for the benefit of senior executives of the Company, and (iv) certain severance benefits, including twenty-four (24) months of salary, in the event that the Company terminates Mr. Claus without Cause (as defined therein), or Mr. Claus terminates his employment for Good Reason (as defined therein); provided, however, that such severance payments are reduced to twelve (12) months of salary if the Company terminates Mr. Claus for Performance (as defined therein).

         The foregoing description of the Claus Employment Agreement is qualified in its entirety by reference to the full text of the Claus Employment Agreement, filed as Exhibit 10.1 to this Form 8-K, and incorporated herein by reference.

         Letter Agreement with Mitchell P. Goldstein

         On September 6, 2005, Mitchell P. Goldstein notified the Company that he will resign from his position as Executive Vice President, Chief Financial Officer & Secretary of the Company, and in conjunction therewith, will terminate his employment agreement with the Company, made and entered into as of February 24, 2002 ("Goldstein Employment Agreement"), for Good Reason (as defined therein).

         On September 6, 2005, the Company entered into a letter agreement with Mr. Goldstein (the "Letter Agreement"), pursuant to which Mr. Goldstein agreed to continue to serve as Chief Financial Officer through December 31, 2005 (or an earlier date if decided upon by the Company). As detailed in the Letter Agreement, the parties agreed, among other things, that upon separation from the Company, Mr. Goldstein will sign a Confidential Separation and Release Agreement with the Company that will provide him with, in addition to the benefits provided in the Goldstein Employment Agreement, among other things, (i) six (6) months of severance pay and of benefit coverage continuation, (ii) a prorata bonus for fiscal year 2005 of not less than 100% of Mr. Goldstein's bonus target, (iii) immediate vesting of all unvested stock options as of Mr. Goldstein's separation date, such options to be exerciseable for one (1) year from Mr. Goldstein's separation date, and (iv) a one-time lump sum incentive payment in the gross amount of $250,000.

         The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, filed as Exhibit 10.2 to this Form 8-K. Both the Goldstein Employment Agreement and the Letter Agreement are incorporated herein by reference.

         Promotion of John E. Metzger to Executive Vice President of the Company

         On September 6, 2005, the Company announced that it has promoted John
         E. Metzger from Senior Vice President, Chief Information Officer to Executive Vice President of the Company. In his new position, Mr. Metzger will earn an annual salary of $350,000. Mr. Metzger will continue to serve the Company under his Employment Agreement, dated May 14, 2001, as amended February 14, 2002, September 13, 2004 and October 25, 2004 (the "Metzger Employment Agreement"), pursuant to which he is eligible for a cash bonus, if he and the Company meet certain performance targets, of up to 55% of his base salary. Under the Metzger Employment Agreement, Mr. Metzger is also entitled to participate in the Company's benefit programs, services, facilities and perquisites from time to time in effect for senior executives of the Company, and, in the event that the Company terminates Mr. Metzger other than for cause, to certain benefits, including insurance coverage and severance, for a period of eighteen (18) months.

         The foregoing description of the Metzger Employment Agreement is qualified in its entirety by reference to the full text of the Metzger Employment Agreement, as amended, filed as Exhibit 10.13 to the Company's Form 10-K filed on July 5, 2002, and Exhibit 10.11 and
         Exhibit 10.12 to the Company's Form 10-K filed on May 10, 2005, and such information is incorporated herein by reference.

         Item 1.02.           Termination of a Material Definitive Agreement.

         Termination of the Executive Employment Agreement between A&P Canada and Eric Claus

         The Claus Employment Agreement, executed by the Company on September 8, 2005, supersedes the Canadian Agreement, and thus terminates any rights and/or obligations of both the Company and Mr. Claus under the Canadian Agreement. The full text of the Canadian Agreement is contained in
         Exhibit 10.1 to the Company's Form 10-Q filed on January 10, 2003 and incorporated herein by reference. All other information required by
         Item 1.02 of Form 8-K regarding the termination of the Canadian Agreement is set forth in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

         Termination of the Executive Employment Agreement between the Company and Mitchell P. Goldstein

         On September 6, 2005, the Company and Mr. Goldstein agreed that he would terminate the Goldstein Employment Agreement for Good Reason, effective December 31, 2005 (or an earlier date if decided upon by the Company). As detailed in the Goldstein Employment Agreement, as a result of his termination for Good Reason, Mr. Goldstein shall be entitled to receive (i) a pro rata bonus for the calendar year in which the termination occurs, (ii) continued benefit and insurance coverage for a period of eighteen (18) months, and (iii) severance for a period of eighteen (18) months, equal to one-twelfth of annual base salary plus the average of the three (3) highest bonuses in the five (5) calendar years preceding resignation.

         The foregoing description of the Goldstein Employment Agreement is qualified in its entirety by reference to the full text of the Goldstein Employment Agreement, filed as Exhibit 10.8 to the Company's Form 10-K filed on July 5, 2002, and such information is incorporated herein by reference. Additional information required by Item 1.02 of Form 8-K regarding the termination of the Goldstein Employment Agreement is set forth in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.


         Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         The Company announced on September 6, 2005, that Mr. Mitchell P. Goldstein will resign from his position as Executive Vice President, Chief Financial Officer & Secretary of the Company, effective December 31, 2005 (or an earlier date if decided upon by the Company). The Company also announced that upon Mr. Goldstein's resignation from the Company, Ms. Brenda Galgano, currently Senior Vice President and Corporate Controller will assume the role of Senior Vice President & Chief Financial Officer. A copy of the press release announcing Ms. Galgano's appointment and Mr. Goldstein's resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         In her new position, Ms. Galgano will earn an annual salary of $325,000 and be eligible for a cash bonus, if she and the Company meet certain performance targets, of up to 55% of her base salary. Ms. Galgano entered into an Employment Agreement with the Company on June 16, 2003 (the "Galgano Employment Agreement"), and will serve as Senior Vice President & Chief Financial Officer in accordance with such agreement. Under the Galgano Employment Agreement, Ms. Galgano is entitled to participate in the Company's Executive Medical Plan, and other benefit programs and services, facilities and perquisites appropriate to her position. In the event that the Company terminates Ms. Galgano other than for Cause (as defined therein), Ms. Galgano will be entitled to certain benefits, including severance for a period of eighteen (18) months.

         Upon Ms. Galgano's promotion to Senior Vice President & Chief Financial Officer, Ms. Melissa E. Sungela, 39, will assume the role of Vice President Corporate Controller. Ms. Sungela has served as Vice President Assistant Corporate Controller of the Company since June, 2004. Prior to joining the Company, Ms. Sungela was North American Controller for GE Healthcare, formerly Amersham Biosciences, from April, 2002 to June, 2004, and Director Accounting Policy for Honeywell, formerly AlliedSignal, from June 1998 to January 2002.

         The foregoing description of the Galgano Employment Agreement is qualified in its entirety by reference to the full text of the Galgano Employment Agreement, filed as Exhibit 10.9 to the Company's Form 10-Q filed on October 17, 2003, and such information is incorporated herein by reference. The biographical and other information with respect to Ms. Galgano, which is required by Item 5.02(c) of Form 8-K, is contained in the Company's Form 10-K filed with the Securities and Exchange Commission on May 10, 2005, and such information is incorporated herein by reference.





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         Item 9.01. Financial Statements and Exhibits.

              (c) Exhibits

         Exhibit
         Number   Exhibit Description
         -------- -------------------

         10.1 Executive Employment Agreement, between Mr. Eric Claus and The Great Atlantic & Pacific Tea Company, Inc., signed by the Company on September 8, 2005

         10.2 Letter Agreement dated September 6, 2005, between Mr. Mitchell P. Goldstein and The Great Atlantic &
                  Pacific Tea Company, Inc.

         99.1 Press Release, dated September 6, 2005, announcing the Company's New Senior Management Team











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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   September 9, 2005


                            THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                        By:    /s/Mitchell P. Goldstein
                               ------------------------------------------------
                               Mitchell P. Goldstein, Executive Vice President, Chief Financial Officer & Secretary






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                             INDEX TO EXHIBITS



       Exhibit
        Number              Exhibit Description
       -------              -------------------

         10.1 Executive Employment Agreement, between Mr. Eric Claus and The Great Atlantic & Pacific Tea Company, Inc., signed by the Company on September 8, 2005

         10.2 Letter Agreement dated September 6, 2005, between Mr. Mitchell P. Goldstein and The Great Atlantic & Pacific Tea Company, Inc.

         99.1 Press Release, dated September 6, 2005, announcing the Company's New Senior Management Team